weitzinvestments.com
Value Fund
Institutional Class (WVAIX)
 Investor Class (WVALX)
Partners Value Fund
Institutional Class (WPVIX)
 Investor Class (WPVLX)
Partners III Opportunity Fund
Institutional Class (WPOPX)
 Investor Class (WPOIX)
Hickory Fund (WEHIX)
Balanced Fund (WBALX)
Core Plus Income Fund
Institutional Class (WCPBX)
 Investor Class (WCPNX)
Short Duration Income Fund
Institutional Class (WEFIX)
 Investor Class (WSHNX)
Ultra Short Government Fund
 Institutional Class (SAFEX)
Nebraska Tax-Free Income Fund (WNTFX)
STATEMENT OF ADDITIONAL INFORMATION

July 31, 2018,
as supplemented December 10, 2018

This Statement of Additional Information is not a Prospectus.  This Statement of Additional Information relates to the Prospectus of Weitz Funds (the “Trust”) dated July 31, 2018 and is incorporated in its entirety into the Prospectus.  The audited financial statements of each of the Funds for the fiscal year ended March 31, 2018 are incorporated into this Statement of Additional Information from the Annual Report of the Funds.  Copies of the Annual Report and the Prospectus may be obtained from the Trust without charge by calling 800‑304‑9745 or by contacting the Trust at 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071.

Investment Adviser	53
Administrator	55
Distributor, Distribution and Servicing Fees	56
Securities Lending Activities	58
Sub-Transfer Agent	58
Custodian and Sub-Administrator	58
Independent Registered Public Accounting Firm	58
Legal Counsel	59
Portfolio Transactions and Brokerage Allocation	59
Organization and Capital Structure	60
General	60
Shareholder Meetings	60
Purchasing Shares	60
Important Information about Procedures for Opening an Account	61
Pricing of Shares	62
Redemption of Shares	63
Taxation	63
Tax Status of the Funds	63
Distributions in General	64
Dispositions	65
Additional Tax Consequences Relating to the Nebraska Fund	65
Backup Withholding	66
Other Taxation	67
Fund Investments	67
Calculation of Performance Data	69
Financial Statements	70
Appendix A-
Interest Rate Futures Contracts, Bond Index Futures and Related Options	71

FUND HISTORY
Weitz Funds (the “Trust”) is a Delaware statutory trust established on August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions.  The Trust currently has nine investment series, the Value, Partners Value, Partners III Opportunity (“Partners III Fund”), Hickory, Balanced, Core Plus Income (“Core Plus Fund”), Short Duration Income (“Short Duration Fund”), Ultra Short Government Fund and Nebraska Tax-Free Income Fund (“Nebraska Fund”) (each, a “Fund”).  The Balanced Fund was the Trust’s initial series and it commenced operations October 1, 2003.  As of December 30, 2005, Partners III Fund succeeded to substantially all the assets of Weitz Partners III Limited Partnership, an investment limited partnership which was managed at all times with full investment authority by Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”), the Trust’s investment adviser.  As of December 29, 2006, the Nebraska Fund succeeded to substantially all the assets of Weitz Income Partners Limited Partnership, an investment limited partnership which was managed at all times with full investment authority by Weitz Inc.  The Core Plus Fund commenced operations as a series of the Trust on July 31, 2014.  Each other Fund is a successor in interest to certain funds having the same investment objectives that were included as series of two other investment companies previously managed by Weitz Inc.:  Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”).  Effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of certain Funds.  For each of the Partners III Fund and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2011 and Investor Class shares became available for sale on August 1, 2011.  For each of the Value Fund and the Partners Value Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and Institutional Class shares became available for sale on July 31, 2014.  For the Core Plus Fund, two classes of shares (an Institutional Class and an Investor Class) were authorized in 2014 and both classes of shares became available for sale on July 31, 2014.  Effective December 16, 2016, the Short-Intermediate Income Fund changed its name to the Short Duration Income Fund and revised its principal investment strategies as part of a repositioning.  Effective December 16, 2016, the Government Money Market Fund changed its name to the Ultra Short Government Fund and revised its principal investment strategies and policies as part of a repositioning.
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
 VALUE, PARTNERS VALUE, PARTNERS III OPPORTUNITY
AND HICKORY FUNDS
Classification
The Value, Partners Value, Partners III and Hickory Funds (the “Weitz Equity Funds”) are each open-end investment management companies under the federal securities laws, and are each diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Objective and Strategy
The investment objective of each Weitz Equity Fund is capital appreciation.  The investment objective of each Weitz Equity Fund may be changed without a shareholder vote.  Each of the Weitz Equity Funds seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.  Each Weitz Equity Fund may invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz Inc. determines may offer the opportunity for capital appreciation.  Each Weitz Equity Fund may invest in put and call options.  Each Weitz Equity Fund may invest in the equity securities of issuers of all sizes, including smaller capitalization companies (we consider companies with a market capitalization of less than $2.5 billion at the time of purchase to be smaller capitalization companies).  Each Weitz Equity Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  Each Weitz Equity Fund may invest in the securities of other investment companies, which may include exchange-traded funds (“ETFs”).  In addition, the Partners III Fund may also engage in short selling of securities, including short selling of ETFs, invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin.  Each Weitz Equity Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all gains and income are acceptable.

The Value Fund invests the majority of its assets in the common stock of larger companies.  We consider larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.   The Partners Value and Partners III Funds are “multi-cap” funds and may invest in the securities of any market capitalization.  The Hickory Fund invests the majority of its assets in the common stock of smaller and medium-sized companies.  Currently, we consider smaller and medium-sized companies to be issuers with a market capitalization of less than $10 billion at the time of initial purchase.
The portfolios of each of the Weitz Equity Funds are generally more concentrated than many mutual funds.
Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, the portfolios are managed to maximize after-tax returns for tax-paying shareholders.  For example, we prefer long-term capital gains to short-term gains and we optimize the realization of capital losses when possible.
The investment strategy of the Value, Partners Value, Partners III (with respect to its long positions) and Hickory Funds (which we call “value investing”) is to (1) identify attractive businesses that Weitz Inc. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.”  The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.
The Partners III Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase.  The Partners III Fund also invests in short positions in stocks and other securities, including short sales of ETFs, when we anticipate a decline in the value of such securities.  The Partners III Fund’s mix of long positions and short positions will change from time to time based on Weitz Inc.’s assessment of market conditions.
Each of the Weitz Equity Funds has adopted a policy which allows the Fund to invest for temporary defensive purposes a portion or all of its assets in high- quality nonconvertible preferred stock, high-quality nonconvertible debt securities and high-quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares, when Weitz Inc. believes that circumstances warrant such a temporary defensive investment position.
Some of the obligations purchased by the Weitz Equity Funds are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac.  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities are neither guaranteed nor insured by the U.S. Government.   Fannie Mae and Freddie Mac were placed in conservatorship in 2008, so these entities are now supported by the U.S. Government, but no assurance can be given as to whether this support will continue.
Furthermore, with respect to the U.S. Government securities purchased by the Weitz Equity Funds, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.

State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Weitz Equity Funds may invest.  The Weitz Equity Funds may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law.  The Weitz Equity Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although each Weitz Equity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Weitz Equity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Convertible Securities
In addition to common stocks, each Weitz Equity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.
Warrants and Rights
Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.
Investment Company Shares
The Weitz Equity Funds may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund.  To the extent that the Weitz Equity Funds are invested in shares of other investment companies, the Weitz Equity Funds will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Weitz Equity Funds may invest in, or sell short, exchange traded funds (“ETFs”), including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, a Weitz Equity Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, a Weitz Equity Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Weitz Equity Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Borrowing
The Weitz Equity Funds are each authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300%

of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Weitz Equity Funds are permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the respective Fund must terminate the loan and vote the securities.  Alternatively, the respective Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the respective Fund.
Foreign Securities
The Weitz Equity Funds may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  The Weitz Equity Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Weitz Equity Funds will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investors should recognize that investments in foreign securities involve certain considerations that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Funds’ investments, and could impair the Funds’ ability to meet their investment objectives.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Restricted/Illiquid Securities
The Weitz Equity Funds may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the respective Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”) or an available exemption from such registration requirements.  The Weitz Equity Funds may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2)

of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by a Weitz Equity Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”).  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  None of the Weitz Equity Funds will invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the respective Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Weitz Equity Funds to establish a liquidity risk management program by December 1, 2018, at which point the Funds will be subject to guidelines set forth in the Funds’ liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Funds is not yet fully known, but the Liquidity Rule could impact the Funds’ performance and their ability to achieve their investment objectives.
Preferred Stock and Debt Securities
Each Weitz Equity Fund may invest in other securities, including preferred stock and debt securities, which Weitz Inc. determines may offer the opportunity for capital appreciation.  Each Weitz Equity Fund will not invest more than 15% of its assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) (non-investment grade securities are commonly referred to as “junk bonds”); however, (U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by a Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of the Fund’s shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
Bank Obligations
The Weitz Equity Funds may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Weitz Equity Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Repurchase Agreements
The Weitz Equity Funds may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  A Weitz Equity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Weitz Equity Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Weitz Equity Funds may purchase commercial paper which consists of short-term unsecured promissory notes.  The Weitz Equity Funds will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
When Issued or Forward Commitment Transactions
The Weitz Equity Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Weitz Equity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the respective Fund at the time of entering into the transaction.  When a Weitz Equity Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Weitz Equity Fund to counterparty credit risk.  To the extent a Weitz Equity Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales, Put and Call Options
The Weitz Equity Funds may engage in short sales and buy and sell put and call options on equity securities, including ETFs, or futures contracts.  Short sales involve the sale of a security that the respective Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  The Fund must then purchase the security by a future date, as specified in the short sale contract.  To the extent that a Weitz Equity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the respective Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest a Fund may be required to pay in connection with the short sale.  Short selling may also produce higher portfolio turnover and result in increased transaction costs to a Fund.  The Weitz Equity Funds may also engage in short sales “against the box,” where the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that any Weitz Equity Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.
Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the respective Weitz Equity Fund could lose the entire cost of those puts and calls which expire worthless.

Covered Call Options
The Weitz Equity Funds may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of a Weitz Equity Fund since it receives a premium for writing the option.  If a Weitz Equity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the respective Fund will forego any opportunity for appreciation in such securities during the term of the option.  The respective Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Partners III Fund: Other Derivatives Instruments
The Partners III Fund may invest in derivatives instruments, such as options, futures contracts, including stock index futures contracts, interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Partners III Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.
While a stock index fluctuates generally with changes in the market values of the stocks included in the index, a stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.  No physical delivery of the underlying stocks in the index is made.
The Partners III Fund’s primary purpose in entering into stock index futures contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security.  For example, if the Partners III Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Partners III Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Partners III Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent the Partners III Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Partners III Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregated value of the initial and variation margin payments made by the Partners III Fund with respect to the futures contracts.  However, because the Partners III Fund’s cash that may otherwise be invested would be held un-invested or invested in other liquid assets so long as the futures position remains open, the Partners III Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.  Conversely, if the Partners III Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Partners III Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of securities by a corresponding increase in the value of the futures contract position.  The Partners III Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
The Partners III Fund may also buy and sell futures contracts on commodities, interest rates, currencies or other indices and options thereon.  Futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”).  Such transactions are centrally cleared, which is designed to ensure the performance of each party to the contract.  All terms of futures contracts are set forth in the rules of the relevant exchange.  Interest rate, commodity or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates, commodity prices or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund.  Interest rate, commodity or currency futures can be sold as an offset against the effect of expected increases in interest rates, declines in commodity prices or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates, increases in commodity prices or currency exchange rates.
There is no assurance a liquid market will exist for any particular futures contract at any particular time.  Exchanges may establish daily price fluctuation limits for futures contract, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Partners III Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result the Partners III Fund’s access to other assets held to cover its futures positions could also be impaired.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Partners III Fund’s current or anticipated investments exactly.  The Partners III Fund may invest in futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which the Partners III Fund typically invests, which involves a risk that the futures positions will not track the performance of the Partners III Fund’s other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partners III Fund’s investments well.  Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded or from imposition of daily price fluctuation limits or trading halts.  The Partners III Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for the difference in volatility between the contract and the securities although this may not be successful in all cases.  If price changes in the Partners III Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  The Partners III Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.
Futures transactions involve brokerage costs and require the Partners III Fund to segregate liquid assets to cover its performance under such contracts.  The Partners III Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Weitz Equity Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of a Weitz Equity Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Weitz Equity Fund’s outstanding shares.
None of the Weitz Equity Funds may:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS-
 BALANCED FUND
Classification
The Balanced Fund is a diversified, open-end investment management company as defined in the 1940 Act.
Investment Objectives and Strategy
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.  The Balanced Fund invests primarily in a portfolio of equity and debt securities.  Under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in equity securities, such as common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock.  Also, under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in investment-grade debt securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms).  The debt securities in which the Balanced Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
The Balanced Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Balanced Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Balanced Fund’s 25% policy for investment grade debt securities only if they have economic characteristics similar to the securities included within that policy.

The Balanced Fund’s investment strategy with respect to equity securities (which we call “value investing”) is to (1) identify attractive businesses that Weitz Inc. can understand and which have honest, competent management,

(2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.” The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.”  This margin of safety may limit, but does not eliminate, downside risk.  The Balanced Fund may invest in the equity securities of issuers of all sizes, including smaller and medium sized companies.   We consider smaller or medium sized companies to be those having a market capitalization currently less than $10 billion at the time of initial purchase.
The Balanced Fund’s investment strategy with respect to debt securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Balanced Fund should invest in a particular debt security, Weitz Inc. considers a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Balanced Fund may invest up to 20% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 20% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Balanced Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Balanced Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all of the Balanced Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Balanced Fund may invest.  The Balanced Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Balanced Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although the Balanced Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Balanced Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Convertible Securities
In addition to common stocks, the Balanced Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.
Warrants and Rights
Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.
Investment Company Shares
The Balanced Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Balanced Fund.  To the extent that the Balanced Fund is invested in shares of other investment companies, the Balanced Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Balanced Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Balanced Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Balanced Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Balanced Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Borrowing
The Balanced Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Balanced Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Balanced Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Balanced Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Balanced Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Balanced Fund.

Foreign Securities
The Balanced Fund may invest in equity or debt securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  The Balanced Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Balanced Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investors should recognize that investments in foreign securities involve certain considerations that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Balanced Fund’s investments and could impair the Balanced Fund’s ability to meet their investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Restricted/Illiquid Securities
The Balanced Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Balanced Fund except in another private placement or pursuant to an effective registration statement under the 1933 Act or an available exemption from such registration requirements.  The Balanced Fund may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Balanced Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Balanced Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Balanced Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Balanced Fund to establish a liquidity risk management program by December 1, 2018, at which point the Fund will be subject to guidelines set forth in the Fund’s liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objectives.

Bank Obligations
The Balanced Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Balanced Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
U.S. Government Obligations
A portion of the Balanced Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Balanced Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac.  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac were placed in conservatorship in 2008, so these entities are now supported by the U.S. Government, but no assurance can be given as to whether this support will continue.
Furthermore, with respect to the U.S. Government securities purchased by the Balanced Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Balanced Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (including, changes in interest rates may affect the prepayment experience of the pool, which may change the timing of payments on the securities), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Balanced Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Balanced Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Balanced Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Balanced Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Balanced Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Balanced Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
When Issued or Forward Commitment Transactions
The Balanced Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Balanced Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Balanced Fund at the time of entering into the transaction. When the Balanced Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Balanced Fund to counterparty credit risk.  To the extent the Balanced Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales, Put and Call Options
The Balanced Fund may engage in short sales and buy and sell put and call options.  Short sales involve the sale of a security that the Balanced Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  The Balanced Fund must then purchase the security by a future date, as specified in the short sale contract.  To the extent that the Balanced Fund engages in short sales, the Balanced Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the Balanced Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  For any short sale, the amount of any gain will be decreased (and the amount of any loss will be increased) by any premium or interest the Balanced Fund may be required to pay in connection with the short sale.  Short selling may also produce higher portfolio turnover and result in increased transaction costs to the Balanced Fund.  The Balanced Fund may also engage in short sales “against the box,” where the Balanced Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Balanced Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Balanced Fund would forego the potential realization of the increased value of the shares held long.
Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Balanced Fund could lose the entire cost of those puts and calls which expire worthless.
Covered Call Options
The Balanced Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Balanced Fund since it receives a premium for writing the option.  If the Balanced Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Balanced Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Balanced Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Balanced Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Balanced Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Balanced Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Balanced Fund’s outstanding shares.
The Balanced Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U. S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS‑
 CORE PLUS FUND
Classification
The Core Plus Fund is a diversified, open-end investment management company as defined in the 1940 Act.

Investment Objective and Strategy
The primary investment objectives of the Core Plus Fund are current income and capital preservation. A secondary investment objective is long-term capital appreciation.  Under normal circumstances, the Core Plus Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The debt securities in which the Core Plus Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
The Core Plus Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Core Plus Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Core Plus Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Core Plus Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.  Although the Core Plus Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Core Plus Fund’s portfolio is generally expected to be less than ten years.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Core Plus Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Core Plus Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Core Plus Fund may invest up to 25% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 25% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Core Plus Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Core Plus Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
The Core Plus Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Core Plus Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Core Plus Fund may invest.  The Core Plus Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Core Plus Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although the Core Plus Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Core Plus Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Common Stock and Securities Convertible into Common Stock
The Core Plus Fund may invest in common stock, preferred stock and in other securities convertible into common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.
U.S. Government Obligations
A portion of the Core Plus Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Core Plus Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac.  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac were placed in conservatorship in 2008, so these entities are now supported by the U.S. Government, but no assurance can be given as to whether this support will continue.
Furthermore, with respect to the U.S. Government securities purchased by the Core Plus Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Core Plus Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (including, changes in interest rates may affect the prepayment experience of the pool, which may change the timing of payments on the securities), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Core Plus Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Core Plus Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Core Plus Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Core Plus Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Core Plus Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Core Plus Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Core Plus Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Core Plus Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Core Plus Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Core Plus Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Core Plus Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Core Plus Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Core Plus Fund.

Foreign Securities
The Core Plus Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  The Core Plus Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Core Plus Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investors should recognize that investments in foreign securities involve certain considerations that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Core Plus Fund’s investments and could impair the Core Plus Fund’s ability to meet its investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investment Company Shares
The Core Plus Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Core Plus Fund.  To the extent that the Core Plus Fund is invested in shares of other investment companies, the Core Plus Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Core Plus Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Core Plus Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Core Plus Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Core Plus Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Bank Obligations
The Core Plus Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Core Plus Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Restricted/Illiquid Securities
The Core Plus Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Core Plus Fund except in another private placement or pursuant to an effective registration statement under the 1933 Act or an available exemption from such registration requirements.  The Core Plus Fund may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Core Plus Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Core Plus Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Core Plus Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Core Plus Fund to establish a liquidity risk management program by December 1, 2018, at which point the Fund will be subject to guidelines set forth in the Fund’s liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objectives.
When Issued or Forward Commitment Transactions
The Core Plus Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Core Plus Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Core Plus Fund at the time of entering into the transaction.  When the Core Plus Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Core Plus Fund to counterparty credit risk.  To the extent the Core Plus Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Core Plus Fund may engage in short sales “against the box,” where the Core Plus Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Core Plus Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Core Plus Fund would forego the potential realization of the increased value of the shares held long.
Covered Call Options
The Core Plus Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Core Plus Fund since it receives a premium for writing the option.  If the Core Plus Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Core Plus Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Core Plus Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Core Plus Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Core Plus Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Core Plus Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Core Plus Fund’s outstanding shares.
The Core Plus Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS‑
 SHORT DURATION INCOME FUND
Classification
The Short Duration Income Fund is a diversified, open-end investment management company as defined in the 1940 Act.

Investment Objective and Strategy
The investment objective of the Short Duration Fund is current income consistent with the preservation of capital.  Under normal circumstances, the Short Duration Fund will invest at least 80% of the value of its assets, plus the amount of any borrowings for investment purposes, in debt securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The debt securities in which the Short Duration Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) asset-backed securities, (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government securities; (8) securities of registered investment companies which invest in debt securities and (9) securities issued by foreign governments, which may include sovereign debt.
The Short Duration Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Short Duration Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Short Duration Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  The Short Duration Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies.
The Short Duration Fund may invest in securities of all maturities but expects to maintain an average effective duration of between one to three and a half years.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Short Duration Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Short Duration Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Short Duration Fund may invest up to 15% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Short Duration Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Short Duration Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.

The Short Duration Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Short Duration Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Short Duration Fund may invest.  The Short Duration Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Short Duration Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Industry Concentration
Although the Short Duration Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Short Duration Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.
Common Stock and Securities Convertible into Common Stock
The Short Duration Fund may invest in common stock, preferred stock and in other securities convertible into common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.
U.S. Government Obligations
A portion of the Short Duration Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Short Duration Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac.  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities issued are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac were placed in conservatorship in 2008, so these entities are now supported by the U.S. Government, but no assurance can be given as to whether this support will continue.
Furthermore, with respect to the U.S. Government securities purchased by the Short Duration Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Short Duration Fund’s shares.

Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (including, changes in interest rates may affect the prepayment experience of the pool, which may change the timing of payments on the securities), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Short Duration Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Short Duration Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Short Duration Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Short Duration Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Short Duration Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.
Commercial Paper
The Short Duration Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Short Duration Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued by or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Short Duration Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Short Duration Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Short Duration Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Short Duration Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Short Duration Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Short Duration Fund.
Foreign Securities
The Short Duration Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies.  The Short Duration Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment.  The Short Duration Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.
Investors should recognize that investments in foreign securities involve certain considerations that may not be associated with investing in U.S. securities.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign securities may be subject to adverse changes in foreign economic, political, regulatory and other conditions; the imposition of trade sanctions or other government restrictions; and diplomatic developments.  Any of these could impact the value or liquidity of the Short Duration Fund’s investments and could impair the Short Duration Fund’s ability to meet its investment objective.  Foreign securities issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers, and there may be less publicly available information about a foreign issuer than about a domestic issuer.  Some foreign securities markets may have substantially less trading activity than the United States securities markets, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic securities, and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of securities issuers, securities exchanges and brokers in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investment Company Shares
The Short Duration Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Short Duration Fund.  To the extent that the Short Duration Fund is invested in shares of other investment companies, the Short Duration Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Short Duration Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Short Duration Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Short Duration Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Short Duration Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Bank Obligations
The Short Duration Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Short Duration Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Restricted/Illiquid Securities
The Short Duration Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Short Duration Fund except in another private placement or pursuant to an effective registration statement under the 1933 Act or an available exemption from such registration requirements.  The Short Duration Fund may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Short Duration Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Short Duration Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Short Duration Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Short Duration Fund to establish a liquidity risk management program by December 1, 2018, at which point the Fund will be subject to guidelines set forth in the Fund’s liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objectives.
When Issued or Forward Commitment Transactions
The Short Duration Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Short Duration Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Short Duration Fund at the time of entering into the transaction.  When the Short Duration Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Short Duration Fund to counterparty credit risk.  To the extent the Short Duration Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Short Duration Fund may engage in short sales “against the box,” where the Short Duration Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Short Duration Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Short Duration Fund would forego the potential realization of the increased value of the shares held long.

Covered Call Options
The Short Duration Fund may write covered call options to generate premium income which Weitz Inc. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Short Duration Fund since it receives a premium for writing the option.  If the Short Duration Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Short Duration Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Short Duration Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Short Duration Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Short Duration Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Short Duration Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Short Duration Fund’s outstanding shares.
The Short Duration Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
 ULTRA SHORT GOVERNMENT FUND
Classification
The Ultra Short Government Fund is a diversified, open-end investment management company as defined in the 1940 Act.
Investment Objective and Strategy
The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities.  This policy, which is non-fundamental, may be changed without shareholder approval and the Fund will notify its shareholders at least 60 days before any change to this policy.  The balance of the Fund’s assets may be invested in U.S. dollar-denominated investment grade debt securities, including corporate debt securities, mortgage-backed securities, asset backed securities and taxable municipal bonds.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Fund may invest in securities that are unrated if we determine that such securities are of investment grade quality.  The Fund may also invest in government money market funds or exchange traded funds which invest substantially all of their assets in U.S. government securities.
The Fund may invest in debt securities of all maturities, but expects to limit its average effective duration to one year or less.  “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates.  The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates.  For example, if interest rates increase by 1%, the market price of a debt security with a duration of 1 year will generally decrease by approximately 1%.  Conversely, a 1% decline in interest rates will generally result in an increase of approximately 1% of that security’s market price.
The Ultra Short Government Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Ultra Short Government Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price.  The Ultra Short Government Fund can invest the cash it receives or use it to meet redemption requests.  If the Ultra Short Government Fund reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income.  At the same time, the Ultra Short Government Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.  During the time a reverse repurchase agreement is outstanding, the Ultra Short Government Fund will maintain cash and liquid securities in a segregated account with a value at least equal to its obligations under the agreement.
The Ultra Short Government Fund is not a money market fund that operates in compliance with Rule 2a-7 under the 1940 Act and the Fund does not seek to maintain a stable net asset value.  Accordingly, the Fund is not subject to the credit quality, liquidity, maturity, diversification and other limitations imposed on money market funds by Rule 2a-7.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Ultra Short Government Fund may invest.  The Ultra Short Government Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Ultra Short Government Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

U.S. Government Obligations
Under normal circumstances, most of the assets of the Ultra Short Government Fund will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Ultra Short Government Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac.  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and their debt and mortgage-backed securities are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac were placed in conservatorship in 2008, so these entities are now supported by the U.S. Government, but no assurance can be given as to whether this support will continue.
Furthermore, with respect to the U.S. Government securities purchased by the Ultra Short Government Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Ultra Short Government Fund’s shares.
Mortgage-Backed Securities and Other Asset-Backed Securities
Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool.  Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments.  Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders.  Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (including, changes in interest rates may affect the prepayment experience of the pool, which may change the timing of payments on the securities), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities in particular and (iii) the credit support may be insufficient to make payment on the securities.
Repurchase Agreements
The Ultra Short Government Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Ultra Short Government Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Ultra Short Government Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Ultra Short Government Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Ultra Short Government Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper
The Ultra Short Government Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Ultra Short Government Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 (or with an equivalent or better rating from another rating agency); or (b) if not rated, then issued or guaranteed by companies which have an outstanding debt issue rated Aa or better by Moody’s (or with an equivalent or better rating from another rating agency).
Borrowing
The Ultra Short Government Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Ultra Short Government Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Ultra Short Government Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.
Loans of Portfolio Securities
The Ultra Short Government Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Ultra Short Government Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Ultra Short Government Fund.
Investment Company Shares
The Ultra Short Government Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act, which invest substantially all of their assets in U.S. government securities.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Ultra Short Government Fund.  To the extent the Ultra Short Government Fund is invested in shares of other investment companies, the Ultra Short Government Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Ultra Short Government Fund may invest in ETFs which invest substantially all of their assets in U.S. government securities.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Ultra Short Government Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Ultra Short Government Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Ultra Short Government Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.

Bank Obligations
The Ultra Short Government Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Ultra Short Government Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other debt securities.
Restricted/Illiquid Securities
The Ultra Short Government Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Ultra Short Government Fund except in another private placement or pursuant to an effective registration statement under the 1933 Act or an available exemption from such registration requirements.  The Ultra Short Government Fund may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Ultra Short Government Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Ultra Short Government Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Ultra Short Government Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Ultra Short Government Fund to establish a liquidity risk management program by December 1, 2018, at which point the Fund will be subject to guidelines set forth in the Fund’s liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objectives.
When Issued or Forward Commitment Transactions
The Ultra Short Government Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Ultra Short Government Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Ultra Short Government Fund at the time of entering into the transaction.  When the Ultra Short Government Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Ultra Short Government Fund to counterparty credit risk.  To the extent the Ultra Short Government Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Ultra Short Government Fund’s outstanding shares.  “Majority” means, the lesser of

(a) 67% or more of the Ultra Short Government Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Ultra Short Government Fund’s outstanding shares.
The Ultra Short Government Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
 NEBRASKA TAX-FREE INCOME FUND
Classification
The Nebraska Fund is a non-diversified, open-end investment management company as defined in the 1940 Act.  Because the Nebraska Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.
Investment Objective and Strategy
The investment objective of the Nebraska Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.  The Nebraska Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.  In addition, the Nebraska Fund may invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  These policies are fundamental and may not be changed without shareholder approval.  Municipal bonds (as defined below) are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses.  Municipal bonds may include general obligation bonds (which are backed by the full faith and credit of the issuer and may be repaid from any revenue source) and revenue bonds (which may be repaid only from the revenue of a specific facility or project).  The Nebraska Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures.  These investments will typically be made for investment purposes consistent with the Nebraska Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  These derivative instruments will count toward the Nebraska Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.  Although the Nebraska Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Nebraska Fund’s portfolio is generally expected to be less than ten years.
Weitz Inc. selects debt securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Nebraska Fund should invest in particular debt securities, Weitz Inc. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz Inc. reviews the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.
The Nebraska Fund will invest primarily in investment-grade securities.  We consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms.  The Nebraska Fund may invest up to 20% of its total assets in debt securities which are unrated or which are non-investment grade; however, U.S. Government securities, even if unrated, do not count toward this 20% limit.  Non-investment grade securities are generally known as “junk bonds.”  Non-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities.  In addition, the liquidity of securities may be affected by the market’s perception of credit quality, so that the market for non-investment grade securities may be thinner and less active than for investment grade securities, and there may be more price volatility for non-investment grade securities.  Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.  Prices of debt securities with longer durations may be more sensitive to interest rate changes, than debt securities with shorter durations.  Price changes for debt securities held by the Nebraska Fund will not cause changes to the Fund’s cash income from those securities, but will be reflected in the net asset value of Nebraska Fund shares.  Therefore, the judgment of Weitz Inc. may at times play a greater role in valuing lower-rated or unrated securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities, whether to meet redemption requests or to respond to changes in the market.  Although the views of rating agencies may be considered in evaluating particular debt securities, Weitz Inc. will not rely exclusively on such views, but will supplement such views with its independent and ongoing review of credit quality.
When Weitz Inc. believes that circumstances warrant a temporary defensive investment position, a greater portion or all the Nebraska Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.
Securities and Other Investment Practices
This section provides a more detailed description of some of the types of securities and other instruments in which the Nebraska Fund may invest.  The Nebraska Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Nebraska Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.
Municipal Bonds
Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, “Municipalities”), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.  Municipal bonds include securities from a variety of sectors, each of which has unique risks.  Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance.  Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.  Under the Internal Revenue Code of 1986, as amended (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Tax-exempt private activity bonds and industrial revenue bonds generally are also classified as revenue bonds and thus not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial revenue bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).  Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features.  A tax-exempt fund will invest generally only in securities deemed tax-exempt by  bond counsel, but there is no guarantee the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.
Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.  Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.
Some municipal bonds feature credit enhancements, such as a line of credit, letters of credit, municipal bond insurance, or standby bond purchase agreements (“SBPAs”).  Municipal bond insurance, which can be purchased by the bond issuer from a private, nongovernmental insurance company, provides a guarantee that the insured bond’s principal and interest will be paid when due.  Insurance does not guarantee the price of the bond or the share price of the Nebraska Fund.  An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed.  The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances.  A liquidity provider’s obligations under a SBPA can be subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.  Also, the financial strength of a credit enhancer may decline after a municipal bond is issued.
Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short term and one long term.  The interest rate on the short-term component is periodically reset.  The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond.  After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.  Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa.  The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity.
Municipal securities also include a variety of structures geared towards accommodating municipal issuer short-term cash flow requirements.  These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (“VRDOs”).  VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying entity and are typically issued at par.  The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).
The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.
Municipal Bonds – Risks
Municipal bonds are subject to credit risk.  Like other debt securities, municipal bonds include investment-grade, non-investment-grade and unrated securities.  Rated municipal bonds that may be held by the Nebraska Fund include those rated investment-grade at the time of investment.  The Nebraska Fund may invest up to 20% of its total net assets in securities which are non-investment grade or unrated.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Nebraska Fund’s municipal bonds in the same manner.
Risk Factors Affecting Investments in Nebraska Municipal Securities
The Nebraska Fund intends to invest a high proportion of its net assets in Nebraska municipal securities.  Because of these investments, the Nebraska Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities.  In particular, the Nebraska Fund is subject to state-specific risk, which is the chance that the Nebraska Fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of another state or many states in different regions of the country.
Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.  Agencies and instrumentalities of county and local government can also be authorized to issue bonds secured by revenue from specific projects and activities.  Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing.  Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.  The Nebraska Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.
The summary below is included for the purpose of providing a general description of Nebraska’s financial condition, and does not purport to be complete.  The information is derived from sources that are generally available to the public.  Although this information is generally compiled from state and federal government resources, the Nebraska Fund does not make any representation as to the accuracy of the information contained herein.  The Nebraska Fund has not independently verified this information and the Nebraska Fund does not have any obligation to update this information throughout the year.
Furthermore, the information contained below is subject to change rapidly, substantially and without notice.  Such changes may have a negative effect on the fiscal condition of Nebraska, which could harm the performance of the Nebraska Fund.  By including the information below, the Nebraska Fund does not intend to create an implication that there has not been any change in the affairs of Nebraska since the date of this Statement of Additional Information.  More information about the risks of investing in securities issued by Nebraska and its municipalities may be available from official state or federal government resources.
In recent years, Nebraska’s unemployment rate has been lower than that of the overall United States.  The U.S. Department of Labor has reported that the state’s unemployment rate was 2.8% in April 2018 and 3.0% in April 2017.  Nationally, the unemployment rate was 3.9% in April 2018 and 4.4% in April 2017.
The total non-farm job count in Nebraska increased approximately 0.9% from April 2017 to April 2018.  In the United States overall, the increase was a bit greater at 1.6% during this same period.  Total private employment in Nebraska increased 1.1% from April 2017 to April 2017, with goods-producing jobs increasing approximately 0.7% and service-providing jobs increasing approximately 0.7%.  In agriculture—Nebraska’s largest sector for both self-employment and home-based business—total farm income increased by 24.2% from 2017 to 2018.
The U.S. Bureau of Economic Analysis reports that Nebraska’s per capita personal income was $50,395 in 2017, which was 100% of the U.S. average.  Nebraska also had a cost of living that was generally below the national average during that period.  According to the American Chamber of Commerce Research Association’s Cost of Living

Index, the average of general living costs in sample cities of Hastings, Lincoln and Omaha was 93.1%, 93.4% and 92.1%, respectively, of the national average for 2017.
Wages in metropolitan Nebraska are, on average, higher than in the non-metropolitan parts of the State.  Statewide, average hourly earnings in manufacturing increased from $18.51 in April 2017 to $19.48 in April 2018, and in professional and business services increased from $22.45 in April 2017 to $24.54 in April 2018.
The median value of owner-occupied housing units are, on average, lower in Nebraska than in the nation overall, leading to a higher percentage of owner-occupied housing in the State than the U.S. average.  The U.S. Bureau of the Census reports that in first quarter of 2018, the home ownership rate was 65.0% in Nebraska and 64.2% nationwide, compared to the first quarter of 2017, when the home ownership rate was 64.6% in Nebraska and 63.6% nationwide.
Temporary Investments
The Nebraska Fund may invest in short-term municipal obligations of up to one year in maturity when circumstances warrant, or when such investments are considered advisable for liquidity.  Generally, the income from such short-term municipal obligations is exempt from federal income tax.  In addition, a portion of the Nebraska Fund’s assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity.  Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. Government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper and bankers’ acceptances and (d) repurchase agreements.
Investment Company Shares
The Nebraska Fund may purchase securities of other investment companies, subject to the restrictions of the 1940 Act.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Nebraska Fund.  To the extent that the Nebraska Fund is invested in shares of other investment companies, the Nebraska Fund will incur additional expenses as a result of investing in investment company shares.
Investments in Exchange Traded Funds
The Nebraska Fund may invest in ETFs, including ETFs that are designed to appreciate in value when the value of a broad or narrow market index declines.  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an ETF, the Nebraska Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Nebraska Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Nebraska Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such ETFs.
Borrowing
The Nebraska Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Nebraska Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Nebraska Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Loans of Portfolio Securities
The Nebraska Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Nebraska Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Nebraska Fund.
Restricted/Illiquid Securities
The Nebraska Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Nebraska Fund except in another private placement or pursuant to an effective registration statement under the 1933 Act or an available exemption from such registration requirements.  The Nebraska Fund may also invest in other illiquid securities, i.e. those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Nebraska Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  Weitz Inc. monitors the liquidity of restricted securities.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Nebraska Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Nebraska Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”) that will require the Nebraska Fund to establish a liquidity risk management program by December 1, 2018, at which point the Fund will be subject to guidelines set forth in the Fund’s liquidity risk management program, which may be different from, or in addition to, the guidelines discussed above.  The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objectives.
When Issued or Forward Commitment Transactions
The Nebraska Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Nebraska Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Nebraska Fund at the time of entering into the transaction.  When the Nebraska Fund engages in when issued or forward commitment transactions, it relies on the other party to consummate the trade.  This subjects the Nebraska Fund to counterparty credit risk.  To the extent the Nebraska Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.
Short Sales
The Nebraska Fund may engage in short sales “against the box,” where the Nebraska Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Nebraska Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Nebraska Fund would forego the potential realization of the increased value of the shares held long.
Interest Rate Futures, Bond Index Futures and Related Options Thereon
The Nebraska Fund may utilize interest rate futures and bond index futures and related options.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.
Fundamental Investment Restrictions
The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Nebraska Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Nebraska Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Nebraska Fund’s outstanding shares.
The Nebraska Fund may not:
1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued by or guaranteed by the U.S. Government or its agencies, bank money instrument or bank repurchase agreements.

CYBERSECURITY RISK
For all the Funds, with the increasing use of the Internet and other information technology in connection with the Funds’ operations, the Funds are subject to significant operational, information security and related risks through cyber security breaches.  A breach in cyber security refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption and/or lose operational capacity.  These types of events may cause the Funds to incur regulatory penalties, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security threats may result from unauthorized access to the Funds’ digital information systems, but can also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).  Cyber security threats may cause disruptions to the Funds’ business operations, potentially resulting in, among other things: interference with a Fund’s ability to calculate its NAV, impediments to trading and the inability of Fund shareholders to transact business.  Because the Funds work closely with third-party service providers, cyber security breaches at such third-party service providers may subject the Funds to the same risks associated with direct cyber security breaches.  The same holds for cyber security breaches at any of the issuers of securities in which the Funds may invest.  While the Funds have established and implemented risk management and information security systems and software designed to reduce the risks associated with cyber security breaches, there can be no assurance that such measures will succeed.
PORTFOLIO TURNOVER
The portfolio turnover rate for all Funds is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.  The turnover rate will not be a limiting factor when Weitz Inc. deems portfolio changes appropriate.  A higher portfolio turnover rate (one in excess of 100% annually) results in correspondingly greater brokerage commissions being paid and other additional transactional expenses which are borne by the respective Fund and can affect the Fund’s investment performance.  Higher portfolio turnover rates may also result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income when shares are held in a taxable account.
The portfolio turnover rates for each of the last two fiscal years for each of the Funds were as follows:
	Fiscal Year Ended March 31,
Fund	2018	2017
Value	15%	24%
Partners Value	12	16
Partners III	31	23
Hickory	20	7
Balanced	40	26
Core Plus	43	54
Short Duration	34	38
Ultra Short	25	0
Nebraska	24	29
MANAGEMENT OF THE FUNDS
Board of Trustees
The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s Officers, who actively supervise the day to day operations of the Trust.  Each Trustee serves until a successor is elected and qualified or until resignation.  Each Officer is elected annually by the Trustees.
A majority of the Trustees of Weitz Funds are independent Trustees within the meaning of the 1940 Act.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.  The Trustees exercise all of the rights and responsibilities required by the terms of the Trust’s Declaration of Trust.  The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.
The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

Interested Trustees*
Wallace R. Weitz (Age: 69)
Position(s) Held with Trust: President; Portfolio Manager;
   Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: President,
   Weitz Funds; Co-Chief Investment Officer (2017 to Present);
  Chief Investment Officer (2015 to 2017); President (1983 to
  2014), Weitz, Inc.
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Cable One, Inc., a
  cable television, internet and telephone services company

Thomas R. Pansing (Age: 73)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
 Principal Occupation(s) During Past 5 Years: Partner,
  Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

*Mr. Weitz is a Director and Officer of Weitz Inc., the investment adviser to the Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the 1940 Act (an “Interested Trustee”).  Mr. Pansing performs certain legal services for Weitz Inc. and the Funds and, therefore, is also classified as an “Interested Trustee”.
Independent Trustees
Lorraine Chang (Age: 67)
Position(s) Held with Trust: Trustee; Chair, Board of
   Trustees
Length of Service (Beginning Date): 1997
 Principal Occupation(s) During Past 5 Years: Independent
  Management Consultant
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

John W. Hancock (Age: 70)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: CPA,
   Hancock & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

Roland J. Santoni (Age: 76)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Retired
  (April 2018 to present), Director (2010 to April 2018),
  Gary and Mary West Foundation, Partner (2012 to April 2018),
   West Partners (a private equity firm)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years:  none

Delmer L. Toebben (Age: 88)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1996
 Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: none

Justin B. Wender (Age: 49)
Position(s) Held with Trust:  Trustee
Length of Service (Beginning Date): 2009
Principal Occupation(s) During Past 5 Years: Managing Partner,
  Stella Point Capital, LP, a private equity firm (2010 to Present)
Number of Portfolios Overseen in Fund Complex:  9
Other Directorships During Past 5 Years: International Money
   Express, Inc. (2018 to present)

*In August 2017, Ms. Chang and her husband Eric Pearson engaged in a real estate transaction in which Ms. Chang and Mr. Pearson jointly purchased a residential property for their personal use.  The property seller was a trust whose beneficiaries were Barbara Weitz (who, at the time, was Vice President, Secretary and Director of the Adviser) and Ms. Weitz’s brother.  Ms. Weitz is also the spouse of Wallace R. Weitz, the Treasurer, Co-Chief Investment Officer and Director of the Adviser, and a Trustee of the Trust.  The purchase price for the property was $300,000, and this amount represented the fair market value of the property based upon prices paid for comparable properties in the area, measured as of the time of the transaction.  The transaction was conducted on an arms-length basis between the parties, and Ms. Chang and Mr. Pearson were accorded no special treatment in connection with the transaction.

Officers
Thomas D. Carney (Age: 54)
Position(s) Held with Trust:  Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice
  President, Weitz Funds (2015 to present); Portfolio
   Manager, Weitz Inc. (1996 to present)

John R. Detisch (Age: 53)
Position(s) Held with Trust:  Vice President, General
  Counsel, Secretary and Chief Compliance Officer
Length of Service (Beginning Date):  2011
Principal Occupation(s) During Past 5 Years:  Vice President
  and Chief Compliance Officer, Weitz Funds; Vice
  President, General Counsel, Assistant Secretary and Chief
   Compliance Officer, Weitz Inc.

Bradley P. Hinton (Age: 50)
Position(s) Held with the Trust: Vice President
Length of Service (Beginning Date): 2006
Principal Occupation(s) During Past 5 Years: Vice President,
   Weitz Funds; Vice President, Portfolio Manager, Co-Chief
  Investment Officer (2017 to present), Director of Research
  (2004-2017), Weitz Inc.

James J. Boyne (Age: 52)
Position(s) Held with Trust: Vice President and Treasurer
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years:  Vice President
   and Treasurer, Weitz Funds (Nov 2018 to present);
   President and Treasurer, Weitz Inc. (Nov 2018 to present);
   Executive Director, Steamboat Springs Winter Sports Club
    (2013-2018)

Andrew S. Weitz (Age: 38)
Position(s) Held with Trust:  Vice President
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice
   President, Weitz Funds (2018 to present); Director of Equity
Research (2017 to present), Vice President (2017 to present) and
Portfolio Manager, Weitz Inc.

Compensation Table
The table below includes certain information with respect to compensation of the Trustees of the Trust then in office for the fiscal year ended March 31, 2018.  Compensation of the Officers of the Trust is paid by Weitz Inc.
Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang*	$80,000	$80,000
John W. Hancock	65,000	65,000
Thomas R. Pansing	65,000	65,000
Roland J. Santoni	65,000	65,000
Delmer L. Toebben	65,000	65,000
Wallace R. Weitz**	N/A	N/A
Justin B. Wender	65,000	65,000
* Ms. Chang receives additional annual compensation in connection with her service as Chair of the Board.
** As a Trustee who is also an Officer of the investment adviser to the Funds, Mr. Weitz receives no compensation for his services as a Trustee.

Ownership of Fund Shares by Trustees
The following table provides the range of ownership by the Trustees of shares of Weitz Funds as of December 31, 2017.

Interested Trustees
Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz
Value Fund:                 Over $100,000
Partners Value Fund:  Over $100,000
Partners III Fund:        Over $100,000
Hickory Fund:             Over $100,000
Balanced Fund:           Over $100,000
Core Plus Fund:                                                               Over $100,000
Short Duration Fund: Over $100,000
Ultra Short Government:                                                Over $100,000
Nebraska Fund:           Over $100,000
Over $100,000
Thomas R. Pansing	Value Fund: Over $100,000 Partners III Fund: Over $100,000 Hickory Fund: Over $100,000 Short Duration Fund: Over $100,000 Ultra Short Government: Over $100,000 Nebraska Fund: Over $100,000	Over $100,000
Independent Trustees
Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Partners Value Fund: Over $100,000 Balanced Fund: Over $100,000	Over $100,000
John W. Hancock	Value Fund: Over $100,000 Partners Value Fund: Over $100,000 Partners III Fund: Over $100,000 Hickory Fund: Over $100,000 Balanced Fund: Over $100,000	Over $100,000
Roland J. Santoni	Balanced Fund: Over $100,000 Core Plus Fund: $50,001-$100,000	Over $100,000
Delmer L. Toebben	Partners III Fund: $10,001-$50,000 Balanced Fund: Over $100,000	Over $100,000
Justin B. Wender	Partners III Fund: Over $100,000 Ultra Short Government: Over $100,000	Over $100,000
Other Information Concerning the Board of Trustees
Board Leadership Structure
Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chair.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.
The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.  In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.
Trustee Qualifications
There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.
Lorraine Chang – As a management consultant, Ms. Chang has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.
John W. Hancock – As a certified public accountant with extensive experience in the accounting industry, Mr. Hancock has experience and background in the auditing of operating companies and in business, financial and regulatory matters.  Mr. Hancock has also been designated as the Board’s financial expert on its Audit Committee, of which he is the Chair.
Thomas Pansing – A practicing attorney, Mr. Pansing has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Roland J.  Santoni – A retired professor of law, Mr. Santoni has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Delmer L. Toebben - A retired business executive, Mr. Toebben has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.
Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters.  Mr. Wender also has experience serving as a board member on various public and privately-held firms.
Wallace R. Weitz – Through his positions as founder, director, Co-Chief Investment Officer and portfolio manager with Weitz Inc., the investment adviser to the Funds, Mr. Weitz has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board.  He also has had long-standing service as a Trustee of the Board.
Board Oversight of Risk Management
The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks.  Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs.  The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
The Board has not established a standing risk oversight committee.  Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel.  The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust.  In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the

Funds’ compliance policies and procedures and applicable regulatory requirements.  The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.
Board Committees
The Board has established an Audit Committee, a Corporate Governance Committee and a Valuation Committee, all of which are composed solely of all of the independent Trustees of the Trust.  The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants.  During the fiscal year ended March 31, 2018, the Audit Committee met two times.
The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz Inc.  The Committee will consider nominees recommended by shareholders of the Funds.  Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124, Attention:  John Detisch, Secretary.  During the fiscal year ended March 31, 2018, the Corporate Governance Committee met two times.
The Valuation Committee oversees the Funds’ procedures on valuation of portfolio securities.  During the fiscal year ended March 31, 2018, the Valuation Committee met four times.
Proxy Voting Policy
The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz Inc.  Weitz Inc. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the Adviser in good faith, subject to any restrictions or directions of the Trust.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Trustees of the Trust has approved the Proxy Voting Policies.
On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz Inc. will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.  With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to Weitz Inc.’s director of equity research, who in turn may solicit input from other Weitz Inc. investment analysts and portfolio managers, and from Weitz Inc.’s CCO, before the director of equity research makes the final determination as to how to vote the proxy in the best economic interests of the client.
In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz Inc.’s control make it impossible for Weitz Inc. to acquire as large a position in that security as Weitz Inc. determines is in the best interests of its clients, Weitz Inc. may, from time to time, enter into a voting agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Weitz Inc. will enter into such agreements only when it determines that it is in the best interests of the client to do so.  Any such agreement will provide that any shares subject to the agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.
If Weitz Inc. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz Inc. will disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and do one of the following (i) obtain the consent of such committee before voting the proxy; (ii) delegate the responsibility for voting the particular proxy to such committee; (iii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iv) abstain from voting the proxy.  Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website, weitzinvestments.com and (2) on the SEC’s website, sec.gov.
Portfolio Management
Portfolio Managers
For the Value Fund, the Co-Portfolio Managers are Bradley P. Hinton and David A. Perkins.  For the Partners Value Fund, the Co-Portfolio Managers are Wallace R. Weitz and Bradley P. Hinton.  For the Partners III Fund, the Portfolio Manager is Wallace R. Weitz.  For the Hickory Fund, the Co-Portfolio Managers are Wallace R. Weitz and Andrew S. Weitz.  For the Balanced Fund, the Portfolio Manager is Bradley P. Hinton.  For the Core Plus Fund, the Short Duration Fund and the Ultra Short Government Fund, the Co‑Portfolio Managers are Thomas D. Carney and Nolan P. Anderson.  For the Nebraska Fund, the Portfolio Manager is Thomas D. Carney.
The following table lists the number and types of other accounts managed by each individual portfolio manager and assets under management in those accounts as of March 31, 2018.
Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Wallace R. Weitz	0	N/A	0	N/A	3*	$ 48.0*	$ 48.0*
Nolan P. Anderson	0	N/A	0	N/A	0	N/A	N/A
Thomas D. Carney	0	N/A	0	N/A	5*	19.9*	19.9*
Bradley P. Hinton	0	N/A	0	N/A	6*	58.1*	58.1*
David A. Perkins	0	N/A	0	N/A	2*	10.2*	10.2*
Andrew S. Weitz	0	N/A	0	N/A	0	N/A	N/A
*Of the listed “other accounts,” (i) Mr. Weitz and Mr. Hinton are co-managers of two; (ii) Mr. Hinton and Mr. Perkins are co-managers of two, (iii) Mr. Weitz, Mr. Hinton and Mr. Carney are co-managers of one and (iv) Mr. Hinton and Mr. Carney are co-managers of one.
Portfolio Manager Conflicts of Interest
As indicated in the table above, portfolio managers at Weitz Inc. may manage accounts for multiple clients.  In addition, portfolio managers may manage other types of pooled accounts (such as a private investment fund) and/or separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Weitz Inc. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Weitz Inc. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Weitz Inc. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz Inc. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.
To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  Weitz Inc. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz Inc. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  Weitz Inc. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz Inc.’s Code of Ethics.
Trustees of the Trust and Portfolio Managers at Weitz, Inc. may serve as directors of publicly traded companies and/or privately held entities.  In such a scenario, Weitz, Inc. may require a Fund to forego the opportunity to invest in such company or other entity and thus to forego any potential benefit from investing in the company or other entity.
Portfolio Manager Compensation
Portfolio manager compensation is comprised of fixed salary and bonus.  Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by the profits of Weitz Inc., bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz Inc.  In addition, all of the portfolio managers are shareholders of Weitz Inc. and therefore, derive a portion of their compensation from their respective share of the firm’s profits.
Portfolio Manager Fund Ownership
The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Fund(s) they manage as of March 31, 2018 is as follows:
Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Wallace R. Weitz	Partners Value Fund Partners III Fund Hickory Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Nolan P. Anderson	Core Plus Fund Short Duration Fund Ultra Short Government Fund	$100,001 - $500,000 $10,001 - $50,000 $0
Thomas D. Carney	Core Plus Fund Short Duration Fund Ultra Short Government Fund Nebraska Fund	$100,001 - $500,000 $100,001 - $500,000 $0 $100,001 - $500,000
Bradley P. Hinton	Value Fund Partners Value Fund Balanced Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
David A. Perkins	Value Fund	Over $1,000,000
Andrew S. Weitz	Hickory Fund	Over $1,000,000
Disclosure of Fund Portfolio Holdings
The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds’ portfolio securities.  In order to protect the confidentiality of the Funds’ portfolio holdings, nonpublic information regarding those holdings may not, as a general matter, be disclosed except: (a) to service providers that require such information in the course of performing their duties (such as the Funds’ investment adviser, etc) and that are subject to a duty of confidentiality and (b) to entities that have a legitimate business purpose in receiving such information, such as mutual fund evaluation services as well as due diligence departments of financial services firms including broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes of such funds, provided that such entities have entered into a confidentiality agreement with the Funds.  The Funds make certain portfolio holdings information publicly available on its website, weitzinvestments.com on a quarterly basis.  The Funds also make certain portfolio holdings information publicly available through Form N-CSR and Form N-Q filings made with the SEC on a quarterly basis.  As may be permitted by the Trust’s policies and procedures, the Funds’ portfolio managers may also make additional public disclosures of portfolio holdings information from time to time.

Whenever portfolio holdings disclosure made pursuant to the Funds’ procedures involves a conflict of interest between the Funds’ shareholders and the Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of nonpublic portfolio holding information for the receipt of compensation or benefit of any kind.
Any exceptions to the Trust’s policies and procedures regarding disclosure of portfolio holdings information may only be made with the consent of the Trust’s CCO upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to these policies and procedures must be approved and adopted by the Trust’s Board of Trustees.
All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (a) the Funds’ non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (b) the recipient of the non-public portfolio holdings information (i) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (ii) will implement appropriate monitoring procedures; and (c) upon written request from Weitz Inc. or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information.  In lieu of the separate confidentiality agreement described above, the Funds may rely on the confidentiality provisions of existing agreements provided that the Trust’s CCO has determined that such provisions adequately protect the Funds against disclosure or misuse of non-public holdings information.
PRINCIPAL HOLDERS OF SECURITIES
As of July 2, 2018 the Officers and Trustees of the Trust collectively owned the amounts of each Fund (and Class of Fund) set forth below.  Also as of that date, the following persons owned 5% or more of a Fund (and Class of Fund).
Value Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 905,666 shares or 17.9% of the Value Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	749,395	14.8%
Ted E. Hoff 18 Norwood Court Council Bluffs, IA 51503-8434	365,436	7.2%
Value Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Value Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,654,751	19.7%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	2,084,629	15.5%

Partners Value Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 1,489,709 shares or 14.2% of the Partners Value Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,164,983	11.1%
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	1,043,431	10.0%
Barbara E. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	547,925	5.2%
Partners Value Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Partners Value Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	2,809,876	27.8% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	2,189,701	21.6%
Partners III Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 15,973,037 shares or 36.4% of the Partners III Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	15,432,304	35.1% *
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	7,580,701	17.3%
Customers of Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	2,750,238	6.3%
Partners III Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Partners III Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	991,585	61.2% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	241,112	14.9%
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	138,805	8.6%

Hickory Fund   The Officers and Trustees of the Trust collectively owned 1,047,656 shares or 22.1% of the Hickory Fund’s outstanding shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	997,286	21.1%
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	349,830	7.4%
Balanced Fund   The Officers and Trustees of the Trust collectively owned 3,567,259 shares or 40.3% of the Balanced Fund’s outstanding shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	3,241,959	36.6% *
Nebraska Children and Families Foundation 215 Centennial Mall South, Suite 200 Lincoln, NE 68508-1813	1,246,142	14.1%
Core Plus Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 2,590,559 shares or 59.5% of the Core Plus Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	2,454,864	56.4% *
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	1,534,190	35.2% *
Core Plus Fund—Investor Class   The Officers and Trustees of the Trust collectively owned 386,576 shares or 52.9% of the Core Plus Fund’s outstanding Investor Class shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	382,146	52.3% *
Customers of Charles Schwab & Co., Inc. 211 Main StreetSan Francisco, CA 94105-1905	160,852	22.0%
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	48,903	6.7%
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	42,273	5.8%

Short Duration Fund—Institutional Class   The Officers and Trustees of the Trust collectively owned 138,763 shares or 0.2% of the Short Duration Fund’s outstanding Institutional Class shares.
Name and Address	Class Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	42,941,074	55.5% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	18,559,121	24.0%
Customers of Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5,286,561	6.8%
Short Duration Fund—Investor Class   The Officers and Trustees of the Trust did not own any shares of the Short Duration Fund’s outstanding Investor Class shares.
Name and Address	Class Shares	Percent Owned
Customers of National Financial Services Corp 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	4,142,749	46.6% *
Customers of Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	3,438,170	38.7% *
Customers of TD Ameritrade, Inc. PO Box 2226 Omaha, NE 68103-2226	587,860	6.6%
Ultra Short Government Fund —Institutional Class   The Officers and Trustees of the Trust collectively owned 1,446,201 shares or 13.8% of the Ultra Short Government Fund’s outstanding Institutional Class shares.
Name and Address	Shares	Percent Owned
Howard G. Buffett Foundation 145 North Merchant Street Decatur, IL 62523-1216	3,051,113	29.0% *
The Sherwood Foundation 808 Conagra Drive, Suite 200 Omaha, NE 68102-5025	2,256,169	21.5%
Hawkins Construction Company PO Box 9008, Station C Omaha, NE 68109-0008	1,680,782	16.0%
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	1,181,187	11.2%
Nebraska Fund   The Officers and Trustees of the Trust collectively owned 4,070,932 shares or 69.1% of the Nebraska Fund’s outstanding shares.
Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 South 103rd Street, Suite 200 Omaha, NE 68124-1071	4,044,115	68.7% *
Customers of National Financial Services Corp. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	306,837	5.2%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for their consideration and approval.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Weitz Inc., a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for each of the Funds.
The Value and Partners Value Funds pay Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following break-point schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%
The Partners III Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%
The Hickory Fund pays Weitz Inc., on a monthly basis, an annual advisory fee pursuant to the following schedule:
Average Daily Net Asset Break Points
Greater Than	Less Than or Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%
The Balanced Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.65% of the Balanced Fund’s average daily net assets.
The Core Plus, Short Duration and Nebraska Funds each pay Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Ultra Short Government Fund pays Weitz Inc., on a monthly basis, an annual advisory fee equal to 0.30% of the Ultra Short Government Fund’s average daily net assets.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Value Fund or to pay directly a portion of the Value Fund’s expenses to the extent that the Value Fund’s total annual fund operating expenses

(excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.99% and 1.30% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Partners Value Fund or to pay directly a portion of the Partners Value Fund’s expenses to the extent that the Partners Value Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.99% and 1.30% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund’s expenses to the extent that the Balanced Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% of the Balanced Fund’s annual average daily net assets.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Core Plus Fund or to pay directly a portion of the Core Plus Fund’s expenses to the extent that the Core Plus Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.40% and 0.60% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Short Duration Fund or to pay directly a portion of the Short Duration Fund’s expenses to the extent that the Short Duration Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.48% and 0.68% of the Institutional Class and Investor Class shares’ annual average daily net assets, respectively.
Through July 31, 2019, Weitz Inc. has agreed in writing to reimburse the Ultra Short Government Fund or to pay directly a portion of the Ultra Short Government Fund’s expenses to the extent that the Ultra Short Government Fund’s total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.20% of the Ultra Short Government Fund’s annual average daily net assets.
The total investment advisory fees paid for each of the last three fiscal years were as follows:
	Fiscal Year Ended March 31,
Fund	2018	2017	2016
Value	$7,368,963	$7,810,424	$9,234,810
Partners Value	6,395,698	6,999,938	8,537,897
Partners III	6,840,012	6,851,650	8,881,278
Hickory	2,668,175	2,858,764	3,618,999
Balanced	890,815	917,008	905,117
Core Plus	153,243	89,069	76,402
Short Duration	4,778,001	4,871,553	5,333,128
Ultra Short Government(a)	301,141	384,534	423,076
Nebraska	244,412	255,994	268,197
(a) After the investment adviser waived fees, the Ultra Short Government Fund paid advisory fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016, respectively.
Weitz Inc. is responsible for selecting the securities for each Fund.  In addition, Weitz Inc. also provides certain management and other personnel to the Funds.  Weitz Inc. also pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.
The Trust pays all expenses of operations not specifically assumed by Weitz Inc.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those who are also officers of Weitz Inc.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.  In addition, each Fund pays all expenses directly attributable to it.
The investment advisory agreements provide that neither Weitz Inc. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreements waives or limits any rights under such laws.  Weitz Inc. has contractually retained all rights to use the name “Weitz” by the Funds and the Trust.  If the Funds were to contract with another investment adviser, the Funds could be required to change their names.
Administrator
Weitz Inc. also provides administrative services, including transfer agent services and accounting services, to each Fund pursuant to Administration Agreements, which provide that the Funds will pay Weitz Inc. a monthly fee (as set forth below), plus third party expenses directly related to providing such services.  Services provided under the Administration Agreements include, without limitation, customary services related to recordkeeping, compliance, registration, transfer agent and dividend disbursing.  Weitz Inc. has contracted with DST Asset Manager Solutions, Inc. to serve as sub‑transfer agent for the Funds.  Weitz Inc. has also contracted with State Street Bank and Trust Company to perform certain accounting services for the Funds.
For the Institutional Class of the Value, Partners Value, Partners III, Core Plus, Short Duration and Ultra Short Government Funds, the relevant Administration Agreement provides that each such Fund pays to Weitz Inc., on a monthly basis, an annual fee based upon the class’ average daily net assets:
Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$25,000,000	0.24%	$25,000
25,000,000	125,000,000	0.09%
125,000,000		0.04%
For the Investor Class of the Value, Partners Value, Partners III, Core Plus and Short Duration Funds, the relevant Administration Agreement provides that each such Fund pays to Weitz Inc., on a monthly basis, an annual fee based upon the class’ average daily net assets:
Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$25,000,000	0.24%	$25,000
25,000,000	125,000,000	0.09%
125,000,000		0.04%
For the Hickory, Balanced and Nebraska Funds, the relevant Administration Agreement provides that such Fund pays to Weitz Inc., on a monthly basis, a fee that is the sum of the following: (1) an annual fee based upon the Fund’s average daily net assets:
Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$25,000,000	0.24%	$25,000
25,000,000	100,000,000	0.14%
100,000,000	300,000,000	0.09%
300,000,000		0.04%
plus (2) an annual fee equal to 0.10% of the average monthly net assets of the Fund’s shares held through a financial intermediary that receives compensation from Weitz Inc. in the form of either asset-based fees, account-based fees, or other similar remuneration.

The total administrative fees paid to the administrator for each of the last three fiscal years were as follows:
	Fiscal Year Ended March 31,
Fund	2018	2017	2016
Value —Institutional Class(a)	$181,614	$193,837	$198,998
Value —Investor Class	345,895	440,076	515,531
Partners Value —Institutional Class(b)	229,903	248,637	251,087
Partners Value —Investor Class	254,350	340,249	423,910
Partners III —Institutional Class	362,757	427,365	516,691
Partners III —Investor Class	61,891	67,934	93,206
Hickory	373,600	447,061	555,819
Balanced(c)	194,936	202,020	205,102
Core Plus —Institutional Class(d)	65,480	41,664	36,416
Core Plus —Investor Class(e)	25,000	25,000	25,000
Short Duration —Institutional Class	535,613	664,662	713,763
Short Duration —Investor Class	132,421	126,064	143,257
Ultra Short Government —Institutional Class (f)	127,842	167,675	180,718
Nebraska	116,669	128,759	136,738
(a) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Institutional Class paid administrative fees of $23,655, $31,954 and $54,440 for the fiscal years ended March 31, 2018, 2017 and 2016.
(b) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Institutional Class paid administrative fees of $66,200, $89,956 and $96,837 for the fiscal years ended March 31, 2018, 2017 and 2016.
(c) After Weitz Inc. waived fees (see Investment Adviser), the Balanced Fund paid administrative fees of $135,187 for the fiscal year ended March 31, 2018.
(d) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Institutional Class paid administrative fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
(e) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Investor Class paid administrative fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
 (f) After Weitz Inc. waived fees (see Investment Adviser), the Ultra Short Government Fund paid administrative fees of $33,428, $6,394 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.  Also, prior to December 16, 2016, the Ultra Short Government Fund paid administrative fees pursuant to the same formula as used for the Hickory, Balanced and Nebraska Funds.
Distributor; Distribution and Servicing Fees
Weitz Securities, Inc., a Nebraska corporation (the “Distributor”) wholly owned by Wallace R. Weitz, distributes the shares of the Funds on a continuous basis for all the Funds.  For all of the Funds, the Distributor provides distribution services without compensation deducted from the net assets of the Funds.
The Value, Partners Value, Partners III, Core Plus, Short Duration and Ultra Short Government Funds have adopted a Shareholder Administrative Services Plan (the “Plan”) under which the Investor Class and Institutional Class shares of such Funds may each pay shareholder administrative servicing fees to the Adviser and to financial institutions which may include banks, broker-dealers, trust companies and other similar types of financial intermediaries

(collectively, “Service Organizations”), for providing certain types of shareholder administrative services to shareholders serviced by the financial institution.  The services provided under the Plans may include, but are not limited to: (i) providing or arranging for the provision of transfer agency services or sub-transfer agency services to shareholders and assisting in establishing and maintaining shareholder accounts and records; (ii) aggregating and processing purchase and redemption orders; (iii) providing shareholders with statements showing their positions in these Funds; (iv) processing dividend payments; (v) providing or arranging for the provision of sub-accounting services in connection with shares of these Funds; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to shareholders; (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of these Funds; (viii) answering customer inquiries of a general nature regarding these Funds; (ix) assisting customers in changing account options, account designations, and account addresses; (x) crediting distributions from these Funds to shareholder accounts; and (xi) providing such other non distribution related shareholder administrative services as may be reasonably requested and which are deemed necessary and beneficial to shareholders.
With respect to the Institutional Class shares, the fees payable under the Plan are the sum of:

(1) An annual fee, paid monthly, equal to:  0.01% of the sum of, for all such Funds, the average net assets of each Fund’s Institutional Class Shares, where the accounts are directly maintained on the Funds’ shareholder records; and

(2) An annual fee, paid monthly, equal to:  0.10% of the sum of, for all such Funds, the average monthly net assets of each Fund’s Institutional Class Shares held through a Service Organization that receives compensation from the Adviser in the form of either asset-based fees, account based fees or other similar remuneration;

    Provided, however, that for each Fund, the minimum annual fee payable under the Plan for Institutional Class Shares shall be $10,000.

  With respect to the Investor Class shares, the fees payable under the Plan are the sum of:

(1) An annual fee, paid monthly, equal to: (a) $40 for each open Investor Class account directly maintained on the Fund’s shareholder records plus (b) 0.04% of the sum of, for all such Funds, each Fund’s average net assets of such Investor Class directly maintained accounts; and

(2) A monthly reimbursement payable to the Adviser for the amount of shareholder administrative servicing related fees paid by the Adviser to Service Organizations that have provided shareholder administrative services of the type described above to Investor Class shareholders, subject to a limit of:  0.25% of the sum of, for all such Funds, each Fund’s monthly average net assets of Investor Class shares held through such Service Organizations;

Provided, however, that for each Fund, the minimum annual fee payable under this Agreement for Investor Class Shares shall be $10,000.
The total fees paid by the Funds under the Plan for each of the last three fiscal years were as follows:
	Fiscal Year Ended March 31,
Fund	2018	2017	2016
Value —Institutional Class(a)	$36,699	$36,996	$38,594
Value —Investor Class(b)	1,089,035	1,335,275	1,684,267
Partners Value —Institutional Class(c)	85,410	87,950	76,061
Partners Value —Investor Class(d)	786,196	1,094,251	1,533,272
Partners III —Institutional Class	250,140	298,432	455,390

Partners III —Investor Class	67,349	86,172	158,227
Core Plus —Institutional Class(e)	18,685	13,696	12,028
Core Plus —Investor Class(f)	10,135	10,000	10,000
Short Duration —Institutional Class(g)	1,131,047	1,184,060	1,280,402
Short Duration —Investor Class(h)	299,161	256,988	305,872
Ultra Short Government Fund —Institutional Class (i)	10,038	2,973	0

(a) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Institutional Class paid shareholder administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
(b) After Weitz Inc. waived fees (see Investment Adviser), the Value Fund—Investor Class paid shareholder administrative servicing fees of $1,215,342 and $1,276,277 for the fiscal years ended March 31, 2017 and 2016.
(c) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Institutional Class paid shareholder administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
(d) After Weitz Inc. waived fees (see Investment Adviser), the Partners Value Fund—Investor Class paid shareholder administrative servicing fees of $948,759 and $999,468 for the fiscal years ended March 31, 2017 and 2016.
(e) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Institutional Class paid shareholder administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
(f) After Weitz Inc. waived fees (see Investment Adviser), the Core Plus Fund—Investor Class paid shareholder administrative servicing fees of $0, $0 and $0 for the fiscal years ended March 31, 2018, 2017 and 2016.
(g) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund—Institutional Class paid shareholder administrative servicing fees of $192,138 and $863,201 for the fiscal years ended March 31, 2018 and 2017.
(h) After Weitz Inc. waived fees (see Investment Adviser), the Short Duration Fund—Investor Class paid shareholder administrative servicing fees of $119,193, $158,802 and $246,718 for the fiscal years ended March 31, 2018, 2017 and 2016.
(i) After Weitz Inc. waived fees (see Investment Adviser), the Ultra Short Government Fund paid shareholder administrative servicing fees of $0 and $0 for the fiscal years ended March 31, 2018 and 2017.  Shareholder administrative servicing fees for the Ultra Short Government Fund commenced on December 16, 2016.
Securities Lending Activities
The Funds did not engage in any securities lending during the fiscal year ended March 31, 2018.
Sub-Transfer Agent
Weitz Inc. has contracted with DST Asset Manager Solutions, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.
Custodian and Sub-Administrator
State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111, is the custodian for Weitz Funds.  The custodian has custody of all securities and cash of each of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.  State Street Bank and Trust Company also serves as sub-administrator for the Funds and provides certain fund accounting and administrative services.
Independent Registered Public Accounting Firm
The Funds’ independent registered public accounting firm is Ernst & Young, LLP, 312 Walnut Street, Cincinnati, OH  45202.

Legal Counsel
The Funds’ legal counsel is Dechert, LLP, 1900 K Street N.W., Washington, DC 20006.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
Weitz Inc. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction.  Weitz Inc. attempts to obtain from brokers the most favorable price and execution available.  In selecting brokers and determining the most favorable price and execution, all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions.  Subject to these considerations, Weitz Inc. may place orders for the purchase or sale of the Funds’ securities with brokers who have provided research, statistical or other financial information.
Because of such factors, most of which are subject to the best judgment of Weitz Inc., Weitz Inc. may pay a broker providing brokerage and research services to the Funds a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz Inc. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker’s ability to execute difficult transactions in the future.  Research services furnished by brokers through whom Weitz Inc. effects securities transactions are used by Weitz Inc. in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.
Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis.  Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts.  Such research services may also be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokesmen.  In some cases, research services are generated by third parties, but are provided to Weitz Inc. by or through brokers.
In the case where Weitz Inc. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz Inc. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.
Weitz Inc. may aggregate orders for the purchase or sale of the same security for the Funds and other advisory clients.  Weitz Inc. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis.  Such aggregate trading allows Weitz Inc. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.  Weitz Inc. may include its own proprietary accounts in such aggregate trades.  Weitz Inc. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.
During each of the last three fiscal years, the Funds paid the following brokerage commissions for securities transactions:
Fiscal Year Ended March 31,
Fund	2018	2017	2016
Value	$248,613	$449,056	$755,833
Partners Value	274,857	510,900	693,802
Partners III	467,310	462,821	1,273,639
Hickory	228,471	156,862	480,953
Balanced	29,477	41,154	63,793
Core Plus	375	970	4,018
Short Duration	7,515	55,244	52,117
Ultra Short Government	0	0	0
Nebraska	0	0	0

ORGANIZATION AND CAPITAL STRUCTURE
General
The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Trust currently has nine investment series, the Value, Partners Value, Partners III, Hickory, Balanced, Core Plus, Short Duration, Nebraska and Ultra Short Government Funds.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
The Trust is authorized to issue an indefinite number of shares of beneficial interest.  All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable.  All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares.  A fractional share has pro rata the same kind of rights and privileges as a full share.
For each of the Value Fund, the Partners Value Fund, the Partners III Fund, the Core Plus and the Short Duration Fund, two classes of shares (an Institutional Class and an Investor Class) are authorized.  The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund.
On certain issues, such as the election of trustees, all shares of the Trust vote together.  The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.  Also, the shareholders of a particular class may vote separately on issues affecting only that particular class.
Shareholder Meetings
Although the Funds may hold periodic shareholder information meetings, shareholder business meetings will not be held unless required by the 1940 Act or at the direction of the Board of Trustees of the Trust.  Among other things, the 1940 Act requires a shareholder vote for amendments to a Fund’s fundamental investment policies and investment advisory agreement.
PURCHASING SHARES
See “Purchasing Shares” in the Prospectus for information on how to purchase shares of the Funds.
To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check, electronic bank transfer or a wire transfer to the Trust.  The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted.  The net asset value of a Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.
Shares of the Funds may also be purchased through certain brokers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz Inc. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Funds.  Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds.  If the broker or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.
Weitz Inc. may, from time to time, make payments to brokers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.
You should purchase shares of the Funds only if you intend to be a patient, long-term investor.  The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund.  The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things:  (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability.  The Funds therefore discourage frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice.  To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders.  At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds.  The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds.  It may not be feasible for the Funds to prevent or detect every potential instance of abusive or excessive short-term trading.
Important Information about Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you is that the Funds must obtain the following information for each customer prior to opening an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  If you are opening an account for a legal entity (e.g., partnership, limited liability company, business trust, corporation or other non-natural persons) you must supply the identity or identities of the ultimate beneficial owner(s) of the legal entity.  The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received.  The Funds are also required to verify the identity of the new customer under the Funds’ Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES
The net asset value per share of each Fund (and, as applicable, each class) is determined once each day, as more particularly described below, and generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business.  If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.  Currently the New York Stock Exchange and the Funds are closed for business on Saturdays and Sundays and on the following holidays (as observed):  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For the Value, Partners Value, Partners III, Core Plus and Short Duration Funds:  the net asset value of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.  For the Hickory, Balanced, Nebraska and Ultra Short Government Funds:  the net asset value of Fund shares is determined by dividing the value of assets of that Fund, less liabilities of that Fund, by the number of shares of the Fund outstanding.  In calculating the net asset value of a Fund’s shares:
1.
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

2.
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

3.	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

4.
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

5.	The value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

6.	Money market funds are valued at the quoted net asset value.

7.
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Funds may own may be valued at fair value as determined in good faith by the Trustees or by Weitz Inc., as Adviser, in accordance with policies and procedures approved by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.

However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition).  In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.
REDEMPTION OF SHARES
See “Redeeming Shares” in the Prospectus for information about redeeming shares of the Funds.
Redemption of a Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund.  If Weitz Inc. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
TAXATION
Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Tax Status of the Funds
The Trust intends to qualify each of the Funds as a “regulated investment company” under Subchapter M of the Code, so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders.  As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior taxable years) designated by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis.  Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.  In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax.  In order to avoid this excise tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-

month period ending on October 31 of such calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.
As a regulated investment company, a Fund is not allowed to utilize any net operating loss deduction realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without any expiration date.  Any such loss carryforwards will retain their character as short-term or long-term.  Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders.  If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).  As a result, cash available for distribution to shareholders and the value of such Fund’s shares may be reduced materially.
To qualify as a regulated investment company, a Fund must, among other things, earn at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts.  The Code also requires a regulated investment company to diversify its holdings.  This means that with respect to 50% of a Fund’s assets, on the last day of each quarter of the Fund’s taxable year, no more than 5% of the Fund’s total assets can be invested in the securities of any one issuer and the Fund cannot own more than 10% of the outstanding voting securities of such issuer.  Additionally, on the last day of each quarter of the Fund’s taxable year, the Fund may not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.  This diversification test is in contrast to the diversification test under the 1940 Act which, with respect to 75% of a Fund’s assets, restricts the Fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer.  Each of the Funds is diversified under the Code, and each of the Funds (other than the Nebraska Fund) is diversified under the 1940 Act.  The Internal Revenue Service (“IRS”) has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.
The Funds may make investments or engage in transactions that affect the character, amount and timing of gains and losses realized by the Funds.  The Funds also may make investments that produce income that is not matched by a corresponding cash receipt by the Funds.  Such investments may require a Fund to borrow money or dispose of other securities in order to pay a distribution.  Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period.  Such investments may prevent the Fund from making capital gain distributions.
Distributions in General
Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.
The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Capital gains from assets held for one year or less will be taxed as ordinary income.
As discussed below, distributions paid by the Nebraska Fund are generally expected to be exempt from federal income tax and Nebraska state income tax.  A portion of such distributions may be subject to the federal alternative minimum tax.
Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.
A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following calendar year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.
Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Funds expect to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate.  A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Funds’ investments in debt securities will not generally qualify for the lower rates.  Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Dispositions
Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently generally either 15% of 20% (depending on whether the shareholder’s taxable income exceeds certain threshold amounts).  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  Certain other limitations apply that restrict the ability to deduct capital losses.
Additional Tax Consequences Relating to the Nebraska Fund
Provided that the Nebraska Fund has at least 50% of its total assets invested in tax-exempt municipal securities at the end of each calendar quarter, dividends derived from its net interest income on such municipal securities and so designated by the Nebraska Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder.  A portion of the distributions paid by the Nebraska Fund may be subject to tax as ordinary income (including certain amounts attributable to debt securities acquired at a market discount).  In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains.  In addition, any loss realized on shares in the Nebraska Fund held six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.
The Nebraska Fund may derive and distribute ordinary income and/or capital gains including income from taxable investments, securities loans and market discount on tax-exempt securities.  A portion of the exempt-interest dividends paid by the Nebraska Fund may be treated as a tax preference item included in alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax.  In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.”
All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Nebraska Fund will not be deductible by the shareholder.  The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Nebraska Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends.  Under rules used by the Internal Revenue Service determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.  Further, entities or persons that are “substantial users,” or persons related to “substantial users,” of facilities financed by private activity bonds or by industrial development bonds should consult their tax advisors before acquiring shares of the Nebraska Fund.  The income from such bonds may not be tax-exempt for substantial users.  There also may be collateral U.S. federal income tax consequences regarding exempt-interest dividends earned by certain Fund shareholders, such as S corporations, financial institutions, and property and casualty companies.  A Nebraska Fund shareholder falling into any such category should consult its tax advisor concerning its investment in the Nebraska Fund.
Shareholders of the Nebraska Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Nebraska Fund).  The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount.  In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount.  Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.
Proposals have been and may be introduced before Congress that would restrict or eliminate the U.S. federal income tax exemption on tax-exempt municipal securities.  If such a proposal were enacted, the availability of such securities for investment by the Nebraska Fund and the value of such Fund’s portfolio would be affected.  In that event, the Nebraska Fund would reevaluate its investment objective and policies.
Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Fund so long as the Nebraska Fund continues to be a regulated investment company for federal tax purposes and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States.  Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes.  All shareholders of the Nebraska Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Nebraska Fund.
Backup Withholding
Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions (currently at a rate of 24%) if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or

(3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Other Taxation
Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% (or lower applicable treaty rate) on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income) or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and any remaining portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W‑8EXP), or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain distributions) and on the proceeds of redemptions and exchanges.
The Funds are required to withhold U.S. tax at a 30% rate on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
Fund Investments
Market Discount
If a Fund acquires a debt security at a price lower than the lower of the stated redemption price at maturity or adjusted issue price of such debt security, the excess of the stated redemption price or adjusted issue price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the security is held by a Fund at a constant rate over the time remaining to the security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”  Recent tax legislation may, pending further regulatory guidance, require a Fund to include market discount with respect to a security in its taxable income prior to disposition of the relevant debt instrument.
Original Issue Discount
Certain debt securities acquired by a Fund may be treated as securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be acquired by a Fund at a discount that exceeds the original issue discount on such securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).
Below Investment Grade Instruments
A Fund may invest a portion of its net assets in below investment grade instruments.  Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues will be addressed by each Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Options, Futures and Forward Contracts
Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund and may cause a greater percentage of the Fund’s distributions to be ineligible to be designated as qualified dividend income or for the corporate dividends received deduction, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.  The consequences of such transactions to a Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales
Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.
Foreign Taxes
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes, but there can be no assurance in this regard.
CALCULATION OF PERFORMANCE DATA
A Fund or Class thereof may include its total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of a Fund (or Class) share over a given period of time, with dividends and distributions treated as reinvested.  Performance of Funds (or Classes) may also be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the respective Fund (or Class) over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the respective Fund (or Class) over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s (or Class’) performance had remained constant throughout the period.
A Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC.  The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period.  The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.
Quotations of a Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules.  A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
The Weitz Equity Funds may compare their respective performance to that of certain widely managed stock indices including the S&P 500 Stock Index, the Russell 1000, 1000 Value, 2500, 2500 Value, 3000 and 3000 Value

Indices.  The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.  The Balanced Fund may compare its performance to that of certain widely managed stock and bond indices including the S&P 500 Stock Index and the Bloomberg Barclays Intermediate U.S. Government/Credit Index.  The Balanced Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.
For the Balanced, Core Plus, Short Duration, Ultra Short Government and Nebraska Funds
A Fund or Class thereof may quote yield in advertisements or in reports and other communications to shareholders.  For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period.  Net investment income includes interest and dividend income earned on a Fund’s securities; it is net of all expenses.  The yield calculation assumes that net investment income earned over 30 days is compounded semi-annually and then annualized.  Methods used to calculate advertised yields are standardized for all bond mutual funds.  However, these methods differ from the accounting methods used by the Funds to maintain books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder’s account.  A Fund’s net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund (including particular expenses of a relevant Class).   Consequently, any given quotation should not be considered as representative of what a Fund’s (or Class’) yield may be for any specified period in the future.  Yield information may be useful in reviewing the performance of a Fund or Class, and for providing a basis for comparison with other investment alternatives.  However, the yield of these Funds (or Classes) will fluctuate, unlike other investments which pay a fixed yield for a stated period of time.  Current yield should be considered together with fluctuations in the net asset value of the Fund (or Class) over the period for which yield has been calculated, which, when combined, will indicate the total return to shareholders of the Fund (or Class) for that period.  In addition, investors should give consideration to the quality and maturity of the securities owned by a Fund when comparing investment alternatives.
Investors should recognize that in periods of declining interest rates the yield of these Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield of these Funds will tend to be somewhat lower.  Also, when interest rates are falling, any inflow of net new money to such a Fund will likely be invested in instruments producing lower yields than the balance of the holdings of such Fund, thereby reducing the current yield of the Fund.  In periods of rising interest rates, the opposite can be expected to occur.
A Fund or Class thereof may quote the indices of bond prices and yields prepared by Bloomberg Barclays and other leading broker-dealer firms.  These indices are not managed for any investment goal.  Their composition may, however, be changed from time to time.  A Fund or Class thereof may also compare its average annual total return to an unmanaged financial statistic, such as the United States Consumer Price Index (CPI).
The Core Plus, Short Duration and Ultra Short Government Funds (or a Class thereof) may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the performance of the Fund (or Class).  In considering such yields or total returns, investors should recognize that the performance of securities in which the Fund may invest does not reflect the Fund’s performance (or any Class’ performance), and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fund.
FINANCIAL STATEMENTS
The financial statements of each of the Funds for the fiscal year ended March 31, 2018, appearing in the Funds’ Annual Report to Shareholders, have been audited by Ernst & Young, LLP and are incorporated by reference herein.

APPENDIX A

INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
 AND RELATED OPTIONS
The Partners III Fund may buy and sell futures contracts on commodities, interest rates, currencies or other indices and options thereon.  The Balanced, Core Plus, Short Duration and Nebraska Funds may purchase and sell interest rate futures contracts, bond index futures and options thereon.  To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Regulation 4.5 under the Commodity Exchange Act.  With respect to the Funds, the Trust has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Regulation 4.5, with respect to the Funds’ operation.  Accordingly, the Funds are not currently subject to registration or regulation by the CFTC as a commodity pool or a CPO.  Changes to a Fund’s investment strategies or investments may cause that Fund to lose the benefits of the exclusion under Regulation 4.5 and may trigger CFTC regulation.  If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.
Futures ‑ In General
A futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place.  Unlike the direct investment in a futures contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  The value of the option may change daily and that change would be reflected in the net asset value of each Fund.
Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.
The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to Weitz Inc. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as “initial margin,” and represents a “good faith” deposit assuring the performance of both the purchaser and the seller under the futures contract.  Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  In accordance with a process known as “marking-to-market,” subsequent payments to and from the broker, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valu-able.  Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid on each completed purchase and sale transaction.
Interest Rate Futures Contracts
An interest rate futures contract creates an obligation on the part of the seller (the “short”) to deliver, and an offsetting obligation on the part of the purchaser (the “long”) to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction.  The interest rate futures contracts to be traded by the Balanced, Core Plus, Short Duration and/or Nebraska Funds are traded only on commodity exchanges, known as “contract markets,” approved for such trading by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.  These contract markets, through their clearing corporations, guarantee that the contracts will be performed.  Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage‑backed securities, three‑month U.S. Treasury bills and bank certificates of deposit.
The purpose of the acquisition or sale of an interest rate futures contract by the Balanced, Core Plus, Short Duration and/or Nebraska Funds as the holder of debt securities, is to hedge against fluctuations in rates on such securities without actually buying or selling debt securities.  For example, if interest rates are expected to increase, the respective Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the debt securities held by the respective Fund.  If interest rates increase as anticipated by Weitz Inc., the value of certain debt securities in the respective Fund would decline, but the value of the respective Fund’s interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the respective Fund from declining as much as it otherwise would have.  Of course, since the value of the securities held by the respective Fund will far exceed the value of the interest rate futures contracts sold by the respective Fund, an increase in the value of the futures contracts could only mitigate—but not totally offset the decline in the value of the respective Fund.
Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the respective Fund’s anticipated purchases of debt securities, at higher prices.  Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the debt securities, the respective Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the respective Fund’s cash could then be used to buy bonds on the cash market.  The Balanced, Core Plus, Short Duration and/or Nebraska Funds could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline.  However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the respective Fund to react more quickly to anticipated changes in market conditions or interest rates.
Options on Interest Rate Futures Contracts
An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option.  Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities.  A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.  The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Balanced, Core Plus, Short Duration or Nebraska Funds, as the case may be.

The Balanced, Core Plus, Short Duration and Nebraska Funds may purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions.  The Balanced, Core Plus, Short Duration and Nebraska Funds may purchase put options on interest rate futures contracts securities if Weitz Inc. anticipates a rise in interest rates.  The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates.  Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the respective Fund.  Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise.  By purchasing put options on interest rate futures contracts at a time when Weitz Inc. expects interest rates to rise, the respective Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.
The Balanced, Core Plus, Short Duration and Nebraska Funds may purchase call options on interest rate futures contracts if Weitz Inc. anticipates a decline in interest rates.  The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.  It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself.  Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt.  The Balanced, Core Plus, Short Duration and Nebraska Funds may purchase a call option on an interest rate futures contract to hedge against a market advance when the respective Fund is holding cash.  The respective Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized.  At that time, the options can be liquidated and the respective Fund’s cash can be used to buy long-term securities.
The Balanced, Core Plus, Short Duration and Nebraska Funds could also write options on an interest rate futures contract.  The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option.  The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller’s position in the underlying futures contract at any time the call is exercised.  Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options.  To alleviate this risk in part, the respective Fund would cover any option it wrote, either by owning a position whose price changes would offset the respective Fund’s obligation under the option (for example, by purchasing the underlying futures contract if the respective Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the respective Fund would be required to make futures margin payments with respect to options written on futures contracts.  An option on an interest rate futures contract written by the respective Fund could be terminated by exercise, or the respective Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price.  Writing an option would provide the respective Fund with income in the form of the option premium.  In addition, writing a call option would provide a partial hedge against declines in the value of securities the respective Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the respective Fund intended to purchase (but also would expose the Balanced, Core Plus, Short Duration and/or Nebraska Funds to the risk of a market decline).
The Balanced, Core Plus, Short Duration and Nebraska Funds will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions.  There is no guarantee that such closing transactions can be effected.  There are several risks relating to options on interest rate futures contracts.  The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.  There is no guarantee that such closing transactions can be effected.  The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market.  In addition, the purchase of put or call options by the respective Fund will be based upon predictions as to anticipated interest rate trends by Weitz Inc., which could prove to be inaccurate.  Even if the expectations of Weitz Inc. are correct, there may be an imperfect correlation between the change in the value of the options and of the respective Fund’s securities.

Bond Index Futures Contracts
Bond index futures contracts are commodity contracts listed on commodity exchanges.  A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included.  A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.  The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.
The Balanced, Core Plus, Short Duration and Nebraska Funds intend to use bond index futures contracts and related options for hedging and not for speculation.  Hedging permits the respective Fund to gain rapid exposure to or protect itself from changes in the market.  For example, the respective Fund may find itself with a high cash position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement.  By using bond index futures, the respective Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally.  The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed.  Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.
The Balanced, Core Plus, Short Duration and Nebraska Funds may enter into contracts with respect to any bond index or sub‑index.  To hedge the respective Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub‑indexes whose movements will have a significant correlation with movements in the prices of such Fund’s securities.
Options on Bond Index Futures
Bond indices are calculated based on the prices of securities traded on national securities exchanges.  An option on a bond index is similar to an option on a futures contract except all settlements are in cash.  A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level.  Such options would be used in a manner identical to the use of options on futures contracts.
As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date.  Trading in options on bond indexes began only recently.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  None of the Balanced, Core Plus, Short Duration or Nebraska Funds will purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves.  Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.